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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Timothy K. Montgomery, Chief Executive Officer of Ditech Communications Corporation (the "Company"), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

        1.    The Company's Quarterly Report on Form 10-Q for the period ended October 31, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

        2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 12th day of December, 2002.

/s/ TIMOTHY K. MONTGOMERY Timothy K. Montgomery CHIEF EXECUTIVE OFFICER

/s/ WILLIAM J. TAMBLYN William J. Tamblyn CHIEF FINANCIAL OFFICER

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER